UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K/A

CURRENT REPORT
AMENDMENT NO. 1
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2021.

GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)
(Zip Code)
(770)
240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
In this Current Report on Form
8-K/A,
the “Company” and “GPHC” refers to Graphic Packaging Holding Company, a Delaware corporation, and its consolidated subsidiaries.
On November 2, 2021, the Company filed a Current Report on Form
8-K
(the “Original Filing”) in connection with the completion on November 1, 2021 of the acquisition of AR Packaging Group AB (“AR Packaging”) as contemplated by that certain Share Purchase Agreement dated May 12, 2021 among Sarcina Holdings S.a.r.l., the other sellers named therein and Graphic Packaging International Europe Holdings B.V, a subsidiary of GPHC.
This Current Report on Form
8-K/A
amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form
8-K.
Except for the filing of such financial statements and pro forma information, this Form
8-K/A
does not modify or update other disclosures in, or exhibits to, the Original Filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The consolidated financial statements of AR Packaging Group AB required by Item 9.01(a) of Form
8-K
and accompanying notes are filed as Exhibit 99.1 and 99.2 to this Current Report on Form
8-K/A.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form
8-K
in relation to the acquisition of AR Packaging is filed as Exhibit 99.3 to this Current Report on Form
8-K/A
and is incorporated herein by reference.
(d) Exhibits:

23.1	Consent of KPMG AB, independent registered public accounting firm of AR Packaging.

99.1	Audited Historical Consolidated Financial Statements and Related Notes of AR Packaging for the year ended December 31, 2020.

99.2	Historical Condensed Consolidated Financial Statements and Related Notes of AR Packaging for the Nine Months Ended September 30, 2021.

99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2021 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2020 and the Nine Months ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GRAPHIC PACKAGING HOLDING COMPANY
(Registrant)

By:	/s/ Lauren S. Tashma
Lauren S. Tashma Executive Vice President, General Counsel and Secretary
Dated: January 7, 2022